UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2005



                              PRIVATEBANCORP, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------

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

               DELAWARE                                000-25887                             36-3681151
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

          TEN NORTH DEARBORN                                                                    60602
           CHICAGO, ILLINOIS                                                                 (Zip Code)
    (Address of principal executive
               offices)
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       Registrant's telephone number, including area code: (312) 683-7100





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
                  ------------------------------------------

         On June 20, 2005, PrivateBancorp, Inc.'s (the "Company") newly formed wholly-owned special purpose finance subsidiary, PrivateBancorp Statutory Trust II, a Delaware statutory trust (the "Trust"), issued $50,000,000 of trust preferred securities (the "Capital Securities") in a private placement to an institutional investor pursuant to an applicable exemption from registration. The Capital Securities mature in September 2035, are redeemable at the Company's option beginning after five years, and require quarterly distributions by the Trust to the holder of the Capital Securities, initially at a rate of 6.00% until September 2010, and thereafter at a rate equal to the three-month LIBOR rate plus 1.71%. The Company has irrevocably and unconditionally guaranteed the Capital Securities and, to the extent not paid by the Trust, accrued and unpaid distributions on the Capital Securities and the redemption price payable to the Capital Securities holders, in each case to the extent the Trust has funds available. The proceeds of the Capital Securities, along with proceeds of $1,547,000 from the issuance of common securities (the "Common Securities") by the Trust to the Company, were used to purchase $51,547,000 of the Company's fixed/floating rate junior subordinated deferrable interest debentures (the "Debentures"), the proceeds of which will be used to fund a portion of the purchase price of the Company's previously announced acquisition of Bloomfield Hills Bancorp., Inc.

         The Debentures were issued pursuant to an indenture dated June 20, 2005, between the Company, as issuer, and Wilmington Trust Company, as trustee (the "Indenture"). Like the Capital Securities, the Debentures bear interest initially at a rate of 6.00% until September 2010, and thereafter at a rate equal to the three-month LIBOR rate plus 1.71%. The interest payments by the Company on the Debentures will be used to pay the quarterly distributions payable by the Trust to the holders of the Capital Securities. However, so long as no event of default, as described below, has occurred under the Debentures, the Company may defer interest payments on the Debentures (in which case the Trust will be entitled to defer distributions otherwise due on the Capital Securities) for up to 20 consecutive quarters.

         The Debentures are subordinated to the prior payment of any other indebtedness of the Company that, by its terms, is not similarly subordinated. The Debentures mature on September 15, 2035, but may be redeemed at the Company's option at any time on or after September 15, 2010 or at any time upon certain events, such as a change in the regulatory capital treatment of the Debentures, the Trust being deemed an investment company or the occurrence of certain adverse tax events. Except upon the occurrence of the certain events described above prior to September 15, 2010, the Company may redeem the Debentures at their aggregate principal amount, plus accrued interest, if any.

         The Debentures may be declared immediately due and payable at the election of the trustee or holders of at least 25% of aggregate principal amount of outstanding Debentures upon the occurrence of an event of default. An event of default generally means (1) default in the payment of any interest when due that continues unremedied for a period of 60 days, except in the case of an election by the Company to defer payment of interest for up to 20 consecutive quarters (which does not constitute an event of default), (2) a default in the payment of the principal amount of the Debentures as and when such amount becomes due, including at maturity, (3) a default in the payment of any interest following the deferral of interest payments by the Company for 20 consecutive quarters, (4) a default in the Company's performance, or breach, of any covenant, agreement or warranty in the Indenture which is not cured within 60 days, (5) the institution of any bankruptcy or similar proceedings by or against the Company, or (6) the liquidation, dissolution or winding up of the Trust, other than as contemplated in the Indenture.

         The Company also has entered into a Guarantee Agreement pursuant to which it has agreed to guarantee the payment by the Trust of distributions on the Capital Securities, and the payment of the principal amount of the Capital Securities when due, either at maturity or on redemption, but only if and to the extent that the Trust fails to pay distributions on or the principal amount of the Capital Securities after having received interest payments or principal payments on the Debentures from the Company for the purpose of paying those distributions or the principal amount of the Capital Securities.

ITEM 2.03.        CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
                  ----------------------------------------------------------
UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
------------------------------------------------------

         (a) The information set forth in Item 1.01 is incorporated by reference herein.

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         (b) On June 20, 2005, the Company drew $7.0 million on its existing
$40.0 million credit facility with a commercial bank. The interest rate on any borrowings under this revolving line resets quarterly, and is based on, at the Company's option, either the lender's prime rate or three-month LIBOR plus 1.20%, with a floor of 3.50%. At June 20, 2005, the interest rate on the new borrowings is equal to 4.63%. Immediately prior to the draw-down, the balance under the credit facility was $0. The revolving credit facility was amended on December 1, 2004 to extend the maturity to December 1, 2005. The proceeds from the borrowing will be used to fund a portion of the purchase price of the Company's previously announced acquisition of Bloomfield Hills Bancorp., Inc.

ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.
                  ---------------------------------------

         On June 17, 2005, the Company sold $7.565 million, or 323,554 shares, of its common stock at a purchase price of $32.53 per share in a private placement to accredited investors only. The shares were offered and sold by the Company in reliance on an exemption from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The proceeds from the sale of the shares will be used by the Company for general corporate purposes.

ITEM 8.01.        OTHER EVENTS.
                  ------------

         On June 20, 2005, the Company announced the completion of its previously announced acquisition of Bloomfield Hills Bancorp., Inc. Attached as
Exhibit 99.1 is a copy of the press release relating to the announcement, which is incorporated herein by reference.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.
                  ---------------------------------

         (c)      Exhibits.

                  Exhibit 99.1  Press Release dated June 20, 2005.

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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 20, 2005                        PRIVATEBANCORP, INC.


                                            By: /s/ Ralph B. Mandell
                                                --------------------------------
                                                Ralph B. Mandell
                                                Chairman of the Board and Chief
                                                  Executive Officer



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                                  EXHIBIT INDEX

NUMBER                 DESCRIPTION
------                 -----------

Exhibit 99.1           Press Release dated June 20, 2005.



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